UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 28, 2023

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 8.01    Other Events.

As the Company previously announced on its Form 8-K filed on November 17, 2022 (the “November 17 Form 8-K”), the Company entered into a settlement agreement to fully and finally resolve the consolidated lawsuit captioned In Re MultiPlan Corp. Stockholders Litigation, C.A. No. 2021-0300-LWW (Del. Ch.) (the “Delaware Action”), which has been proceeding in the Delaware Court of Chancery and relates to the October 8, 2020 transactions between Churchill Capital Corp III (now known as MultiPlan) and Polaris Parent Corp., Polaris Investment Holdings, L.P., and certain affiliates thereof.

On February 28, 2023, the Delaware Court of Chancery held a settlement hearing relating to the Delaware Action and approved the settlement. We expect the court's ruling will become final in 30 days, at which point the Delaware Action will be fully and finally resolved, which will bring to an end all pending stockholder litigation against the Company and its directors.

Forward-Looking Statements

This report includes statements that express our opinions, expectations, beliefs, and plans regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements include all matters that are not historical facts, including MultiPlan’s expectations and beliefs with respect to the eventual resolution of the Delaware Action and the impact of such resolution on MultiPlan. Such forward-looking statements are based on currently available information and management’s expectations, beliefs and forecasts concerning future events impacting the business. There can be no assurance that future developments affecting our business will be those that we have anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include those disclosed in our Securities and Exchange Commission filings from time to time, including, without limitation, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022; and other factors beyond our control. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results or outcomes may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 28, 2023

                                MultiPlan Corporation

                                By:     /s/ James M. Head
                                Name:    James M. Head
                                Title:    Executive Vice President and Chief Financial
Officer